Forte biosciences Developing treatments for Autoimmune diseases Corporate PRESENTATION AUGUST 2022 Exhibit 99.2

Certain statements contained in this presentation regarding matters that are not historical facts, are forward-looking statements within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended, and the Private Securities Litigation Act of 1995, known as the PSLRA.  These include statements regarding management’s intention, plans, beliefs, expectations or forecasts for the future, and, therefore, you are cautioned not to place undue reliance on them.  No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Forte Biosciences, Inc. (“we”, the “Company” or “Forte”) undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law.  We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions to identify these forward-looking statements that are intended to be covered by the safe-harbor provisions of the PSLRA. Such forward-looking statements are based on our expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements due to a number of factors, including, but not limited to, risks relating to the sufficiency of the Company’s cash balance to fund the Company’s activities, and the expectation with respect thereto; the business and prospects of the Company; Forte’s plans to develop and potentially commercialize its product candidates, including FB-102; Results from early-preclinical studies may not be predictive of results from later-stage studies or clinical trials; the timing of initiation of Forte’s planned clinical trials; the timing of the availability of data from Forte’s clinical trials; the timing of any planned investigational new drug application or new drug application; Forte’s plans to research, develop and commercialize its current and future product candidates; Forte’s ability to successfully enter into collaborations, and to fulfill its obligations under any such collaboration agreements; the clinical utility, potential benefits and market acceptance of Forte’s product candidates; Forte’s commercialization, marketing and manufacturing capabilities and strategy; Forte’s ability to identify additional products or product candidates with significant commercial potential; developments and projections relating to Forte’s competitors and its industry; the impact of government laws and regulations; Forte’s ability to protect its intellectual property position; Forte’s estimates regarding future revenue, expenses, capital requirements and need for additional financing following the proposed transaction; and the impact of COVID-19 on the Company, the Company’s industry or the economy generally. The known risks and uncertainties are described in detail under the caption “Risk Factors” and elsewhere in the Company’s Annual Report on Form 10-K for the year ending December 31, 2021 and subsequent filings with the Securities and Exchange Commision,  Forward-looking statements included in this presentation are based on information available to Forte as of the date of this presentation. Accordingly, our actual results may materially differ from our current expectations, estimates and projections. Forte undertakes no obligation to update such forward-looking statements to reflect events or circumstances after the date of this presentation. Cautionary note regarding forward-looking statements

Summary OF Forte Biosciences: POTENTIAL first-in-class biotherapeutic for the treatment of Autoimmune diseases Examples of large market with unmet need Graft-vs-Host-Disease (GvHD)/Transplant Rejection Chronic GvHD is on the rise with the increased use of allogeneic hematopoietic stem cell transplantation (HSCT)  It is estimated that 10-15% of tissue transplants are rejected, and US 33,000 tissues transplants were performed in the US in 2020 The global GvHD treatment market size was estimated at $1.6 billion in 2021 and is projected to reach $2.8 billion by 2027 (2) Vitiligo  It is estimated that vitiligo affects 2 million people in the U.S (NIH) The global vitiligo treatment market size was estimated at $1.2 billion in 2018 and is projected to reach $1.9 billion by 2026 (3) Alopecia Areata (AA) It is estimated that alopecia areata affects 700,000 people in the US with moderate to severe at 300,000 people (NIH) The global alopecia treatment market size was estimated at $2.7 billion in 2020  and is projected to reach $4.9 billion by 2028 (1) While JAK inhibitors have demonstrated efficacy in AA, GvHD and vitiligo, black box warnings have dampened enthusiasm for JAK inhibitors.  As a result, there remains a significant unmet need for safe and effective therapies  FB-102 has potentially other autoimmune applications including celiac disease, eosinophilic esophagitis and Type 1 diabetes Forte expects FB-102 to be in the clinic in late 2023/early 2024   Financing / Management Management team with significant drug development, innovation and corporate strategy experience Board with significant drug development, clinical and commercial experience Cash Balance as of June 30, 2022 was $38.5M.

FORTE BIOSCIENCES: Overview of FB-102 Therapeutic Molecule Antagonism of pathway for autoimmune disease Proprietary molecule   Multibillion dollar revenue potential Preclinical PoC validates target Significant unmet need in autoimmune diseases including potentially graft-vs-host disease / transplant rejection, vitiligo and alopecia areata Potential for durable responses (infrequent dosing = improved uptake and compliance) Broad indication expansion opportunities

EXPERIENCED management Paul Wagner, PhD, CFA – CEO Forte’s management has extensive experience in manufacturing, quality, and regulatory and clinical development in autoimmune disorders Tony Riley, CPA – Chief Financial Officer Chris Roenfeldt – Chief Operating Officer Steven Ruhl – Chief Technical Officer Hubert Chen, MD – Chief Scientific Officer

EXPERIENCED Scientific Advisory Board Scientific Advisory Board (SAB) Steve Doberstein, PhD – Former Head of  Research and Development at Nektar Therapeutics Prof. Lawrence Eichenfield, MD – Chief of Pediatric and Adolescent Dermatology at Rady Children's Hospital-San Diego, Editor in Chief of Pediatric Dermatology Dr. Barbara Finck, MD – Former CMO of Coherus BioSciences Prof. Eric Simpson, MD – Professor of Dermatology, Oregon Health & Science University, Portland Dr. Patricia Walker, MD, PhD – Former CMO of Allergan Medical and Dermatology TA Head

BOARD with extensive public company experience Board with strong track record at public companies Steve Doberstein, PhD – Former Head of Research and Development at Nektar Therapeutics Prof. Lawrence Eichenfield, MD – Chief of Pediatric and Adolescent Dermatology at Rady Children's Hospital-San Diego, Editor in Chief of Pediatric Dermatology Barbara Finck, MD – Former CMO of Coherus BioSciences Steve Kornfeld, CFA – Founder and Partner of Castle Peak Partners, Former portfolio manager at Franklin Templeton Investments & Franklin Biotech Discovery Fund Paul Wagner, PhD, CFA – Founder and CEO of Forte Biosciences Dr. Patricia Walker, MD, PhD – Former CMO of Allergan Medical and Dermatology TA Head Donald Williams – Former Partner at Grant Thornton and Ernst & Young

 Graft-vs-Host-Disease/Transplant rejection overview Graft-versus-host disease (GvHD) is a common potentially life-threatening complication associated with allogeneic hematopoietic stem cell transplantation (HSCT) in which the transplanted cells initiate an immune response against the transplant recipient:  Chronic GvHD prevalence and severity has increased in recent decades as the use of HSCT has increased (1) 30% to 70% of patients who undergo allogeneic HSCT experience chronic GvHD (2) Transplant Rejection occurs when the immune system of the transplant recipient rejects the transplanted tissue: 33,000 tissue transplants from deceased donors in the US in 2020 (3) Rejection of the transplanted tissues occur in 10-15% of all transplants (4) 1) https://www.ncbi.nlm.nih.gov/pmc/articles/PMC4304105/#:~:text=Management%20of%20chronic%20GVHD%20has,or%20without%20cyclosporine%20or%20tacrolimus. 2) https://www.healio.com/news/hematology-oncology/20201204/ruxolitinib-effective-as-secondline-therapy-for-chronic-gvhd 3) https://optn.transplant.hrsa.gov/news/annual-record-trend-continues-for-deceased-organ-donation-deceased-donor-transplants/#:~:text=As%20a%20result%20of%20the,of%2039%2C719%20set%20in%202019. 4) https://www.donoralliance.org/newsroom/donation-essentials/preventing-organ-and-tissue-rejection/#:~:text=However%2C%20new%20medications%20are%20continually,rejection%20of%20tissue%20is%20uncommon.

  Vitiligo overview Vitiligo is characterized by the loss of melanocytes which are cells that produce skin pigmentation Vitiligo results in discolored patches appearing in the skin, hair and mucous membrane Vitiligo is an autoimmune disease in which the immune system attack melanocytes It is estimated that 2M people in the US(1) have vitiligo with world-wide prevalence at 0.5% to 2% the population(2) Current treatments include black box warnings There remains a significant unmet need for safe and effective therapies for treating vitiligo 1) https://jamanetwork.com/journals/jamadermatology/fullarticle/2785895#:~:text=Conclusions%20and%20Relevance%20Results%20of,2.8%20million%20cases%20in%202020) 2)  https://pubmed.ncbi.nlm.nih.gov/22458952/#:~:text=The%20prevalence%20of%20vitiligo%20ranges,ranges%20between%200.5%20and%202%25 CONFIDENTIAL

 Alopecia Areata overview Alopecia Areata (AA) is characterized by nonscarring hair loss generally on the scalp but can also other areas of the body   AA is an autoimmune disease in which immune cells attack and damage hair follicles  There remains a significant unmet need for safe and effective therapies for AA In the US, the prevalence of AA is estimated at 700,000 (1) people with worldwide prevalence at 0.5% to 2% of the population(2) Most individuals experience the onset of AA by the age of 40 and nearly half experience the onset by age 20 Alopecia areata can affect males and females at any age and the lifetime risk of experience 1–2% 1) https://www.ncbi.nlm.nih.gov/pmc/articles/PMC7131990/#:~:text=Conclusion,0.09%25%20(300%2C000%20persons). 2) https://pubmed.ncbi.nlm.nih.gov/22458952/#:~:text=The%20prevalence%20of%20vitiligo%20ranges,ranges%20between%200.5%20and%202%25

FB-102 has potential in several other autoimmune diseases Eosinophilic esophagitis Atopic Dermatitis Celiac Disease Type 1 Diabetes Ulcerative colitis Non-Alcoholic Steatohepatitis (NASH)

Pipeline Asset Indication Discovery Preclinical Phase 1 Phase 2 Phase 3 FB-102 GvHD Vitiligo Alopecia Areata Celiac Disease Forte expects FB-102 to be in the clinic in the late 2023/early 2024

Summary OF Forte Biosciences: POTENTIAL first-in-class biotherapeutic for the treatment of Autoimmune diseases Examples of large market with unmet need Graft-vs-Host-Disease (GvHD)/Transplant Rejection Chronic GvHD is on the rise with the increased use of allogeneic hematopoietic stem cell transplantation (HSCT)  It is estimated that 10-15% of tissue transplants are rejected, and US 33,000 tissues transplants were performed in the US in 2020 The global GvHD treatment market size was estimated at $1.6 billion in 2021 and is projected to reach $2.8 billion by 2027 (2) Vitiligo  It is estimated that vitiligo affects 2 million people in the U.S (NIH) The global vitiligo treatment market size was estimated at $1.2 billion in 2018 and is projected to reach $1.9 billion by 2026 (3) Alopecia Areata (AA) It is estimated that alopecia areata affects 700,000 people in the US with moderate to severe at 300,000 people (NIH) The global alopecia treatment market size was estimated at $2.7 billion in 2020  and is projected to reach $4.9 billion by 2028 (1) While JAK inhibitors have demonstrated efficacy in AA, GvHD and vitiligo, black box warnings have dampened enthusiasm for JAK inhibitors.  As a result, there remains a significant unmet need for safe and effective therapies  FB-102 has potentially other autoimmune applications including celiac disease, eosinophilic esophagitis and Type 1 diabetes Forte expects FB-102 to be in the clinic in late 2023/early 2024   Financing / Management Management team with significant drug development, innovation and corporate strategy experience Board with significant drug development, clinical and commercial experience Cash Balance as of June 30, 2022 was $38.5M